Exhibit 10.2.2

MORINGA FOUNDERS SHARES

Lock-Up Agreement

June 9, 2022

Holisto Ltd.

Sderot Nim 2
Rishon Lezion, Israel
Attn: Eran Shust

Re:          Lock-Up Agreement

Ladies and Gentlemen:

The undersigned, the Beneficial Owner (as defined in Section 13(d) of the U.S. Securities Exchange Act of 1934, as amended) of 2,875,000 Class B ordinary shares, par value $0.0001 per share, of Moringa Acquisition Corp (“Moringa”) (the “Held Securities”), understands that (i) Moringa entered into a Business Combination Agreement, dated as of June __, 2022 (the “BCA”), pursuant to which, inter alia, (A) all of the Held Securities shall be converted, as the case may be, into Ordinary Shares of Holisto Ltd. (“Holisto”), NIS 0.01 par value each (the “Ordinary Shares”), and (B) Holisto shall prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 in connection with the registration under the U.S. Securities Act of 1933, as amended, of the Ordinary Shares and other securities convertible into Ordinary Shares, and (ii) Holisto entered into one or more Securities Purchase Agreements (the “Subscription Agreements”) providing for the offering to one or more subscribers of Holisto’s senior convertible notes, in an aggregate original principal amount of $30,000,000 (the “Notes”), which Notes shall be convertible into Ordinary Shares ((i) and (ii), collectively, the “Offering”). In recognition of the benefit that the Offering will confer upon the undersigned as a securityholder of Holisto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that, during a period (the “Lock-Up Period”) commencing on the date hereof and ending on the date which is six (6) months following the date on which the Effective Time (as defined below) occurs (the “Final Lock-Up Termination Date”) provided, that with respect to 50% of the Held Securities, the Lock-up Period shall end, if earlier than the Final Lock-Up Termination Date, on the date on which the closing price of the Ordinary Shares on the Nasdaq Capital Market equals or exceeds $12.00 per Ordinary Share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like recapitalization) for any 20 trading days within any 30 consecutive trading days after the closing of the transactions contemplated by the BCA (for the avoidance of doubt and notwithstanding anything to the contrary herein, in any event the Lock-Up Period with respect to any and all Held Securities, shall terminate on the Final Lock-Up Termination Date), the undersigned will not, without the prior written consent of Holisto, directly or indirectly, (i) lend, offer, pledge, sell, hypothecate, encumber, donate, assign, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer, directly or indirectly (each, a “Transfer”) any Ordinary Shares or any securities convertible into or exchangeable or exercisable for Ordinary Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, make any demand with respect to, cause to be filed, or exercise any right with respect to any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing (collectively, the “Lock-Up Securities”), (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Ordinary Shares or other securities, in cash or otherwise, or (iii) publicly disclose the intention to do any of the foregoing, whether any such transaction, described in clauses (i), or (ii) above, is to be settled by delivery of Lock-Up Securities or other securities, in cash or otherwise.

“Effective Time” means the time when a plan of merger between a wholly owned subsidiary of Holisto on the one side, and Moringa on the other side, has been registered by the Registrar of Companies of the Cayman Islands or such later time as Holisto and Moringa may agree and specify pursuant to the Cayman Islands Law.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may Transfer the Lock-Up Securities without the prior written consent of Holisto, provided that (1) only in the case of clauses (i), (ii), (iii) and (viii) below, Holisto receives a signed lock-up agreement for the balance of the lockup period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such Transfer shall not involve a disposition for value, (3) such Transfers are not required to be reported with the SEC in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (4) neither the undersigned nor any donee, trustee, distributee or transferee, as the case may be, otherwise voluntarily effects any public filing or report regarding such Transfers, provided that in the case of clauses (v) and (ix), if the undersigned is required to file a report under Section 16 of the Exchange Act during the Lock-Up Period, the undersigned shall include a statement in such report to the effect that such transfer is by operation of law, such as pursuant to a qualified domestic relations order or in connection with a divorce settlement or other court order, or is to the Company in connection with the vesting or settlement of restricted stock units or exercise of options, as the case may be:

(i)	to any member of the immediate family of the undersigned or to a trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); or

(ii)	as a distribution to limited partners, members, or stockholders of the undersigned; or

(iii)	to the undersigned affiliates or to any investment fund or other entity controlled or managed by the undersigned; or

(iv)	Transfers by gift, will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned; or

(v)	pursuant to a qualified domestic relations order or in connection with a divorce settlement or other court order; or

(vi)	to Holisto pursuant to the repurchase provisions of existing employment agreements and equity grant documents;

(vii)	to Holisto in satisfaction of any tax withholding obligation; or

(viii)	as a bona fide gift or gifts.

(ix)	In addition, this lock-up agreement shall not restrict the delivery of Ordinary Shares to the undersigned upon vesting and settlement of restricted share units or exercise of options outstanding on the date hereof in accordance with their terms provided, that the restrictions of this letter shall apply to any Lock-Up Securities issued upon such conversion or exercise.

Moreover, no provision in this letter shall be deemed to restrict or prohibit (1) the transfer of the undersigned’s Lock-Up Securities to Holisto in connection with the termination of the undersigned’s services to Holisto; and (2) the transfer of Lock-Up Securities upon the completion of a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of Holisto’s securities involving a “change of control” (as defined below) of Holisto; provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Ordinary Shares owned by the undersigned shall remain subject to the restrictions contained in this lock-up agreement. For purposes of this clause, “change of control” means the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that, in one transaction or a series of related transactions, any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than Holisto, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of total voting power of the voting shares of Holisto.

Furthermore, the undersigned may sell Ordinary Shares purchased by the undersigned on the open market following the Offering if and only if (i) such sales are not required to be reported in any public report or filing with the SEC (other than a Form 144 in relation to such a sale otherwise permitted hereunder), and (ii) neither the undersigned nor any purchaser of the Ordinary Shares otherwise voluntarily effects any public filing or report or other public notice regarding such sales.

Nothing in this letter shall prevent the establishment by the undersigned of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5- 1(c)(1)(i)(B) under the Exchange Act; provided, however, that it shall be a condition to the establishment of any such Plan that no sales of the securities subject to such Plan shall me made prior to the expiration of the Lock-Up Period; and provided, further, that such a Plan may only be established if no public announcement of the establishment or the existence thereof, and no filing with the SEC or any other regulatory authority shall be required or shall be made voluntarily by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period.

In furtherance of the foregoing, Holisto and its transfer agent are hereby authorized to decline to make any Transfer of Lock-Up Securities if such Transfer would constitute a violation or breach of this lock-up agreement.

This lock-up agreement shall automatically terminate if the BCA (other than the provisions thereof which survive termination) shall terminate or be terminated in accordance with its terms.

Nothing contained in this lock-up agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or thereto or a successor or permitted assign of such a party.

This lock-up agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York without regard to the conflict of laws principles thereof. All actions arising out of or relating to this lock-up agreement shall be heard and determined exclusively in any state or federal court located in New York, New York (or in any appellate court thereof). EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

This lock-up agreement supersedes in their entirety any and all existing lock-up agreements (howsoever named) with respect to the Held Securities, all of which existing lock-up agreements are hereby terminated, cancelled and annulled.

This lock-up agreement shall become effective automatically as of the Effective Time, without the need for any further action of any kind, by the undersigned, Holisto, Moringa and/or any other party whatsoever.

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The undersigned also agrees and consents to the entry of stop transfer instructions with Holisto’s transfer agent against the Transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

Very truly yours,

Moringa Sponsor US L.P.

Signature:

Print Name:

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